1Q 2023

MainStreet Bancshares, Inc

Jeff W. Dick
Chairman and CEO

Thomas J. Chmelik
Senior EVP and Chief Financial Officer

April 17, 2023

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors". As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

About MainStreet Bank & MainStreet Bancshares, Inc.

Bank Established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full Time Employees:	170
Assets per Employee ($MM):	$12.1
Common Stock Nasdaq Listing:	MNSB
Close Common Stock Price[1]:	$23.49
Common Shares Outstanding[1]:	7,524,277
Market Capitalization ($MM)	$177
Preferred Stock Nasdaq Listing:	MNSBP
Close Preferred Stock Price[1]:	$23.36


D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

1. As-Of March 31, 2023.

The markets we serve remain robust

Strong Employment



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
US Unemployment Rate
DC MSA Unemployment Rate
14.7%
10.0%
9.6%
7.2%
1/1/2004
11/1/2004
9/1/2005
7/1/2006
5/1/2007
3/1/2008
1/1/2009
11/1/2009
9/1/2010
7/1/2011
5/1/2012
3/1/2013
1/1/2014
11/1/2014
9/1/2015
7/1/2016
5/1/2017
3/1/2018
1/1/2019
11/1/2019
9/1/2020
7/1/2021
5/1/2022

Historic trend of low unemployment compared to overall U.S., even during downturns

Market Analysis

- Home to >10% of all federal employees
- Data Center Alley [1]
  - More than 70 data centers
  - Sustains 70% of U.S. internet traffic
- High Median Household Income [2]
  - Loudoun County ranked #1
  - Fairfax County ranked #4
- 16 Fortune 500 companies
- DC MSA population up ~10% in ten years [3]
- Companies Transitioning to the Region
  - Amazon's HQ2 in Crystal City
  - Boeing's HQ moving to Arlington
  - Raytheon's HQ moving to Arlington

1. Per DigitalTech.com
2. Median Household Income, FRED.
3. 2010 to 2020 population change, FRED.

Financial metrics are on an excellent path

		1Q23	4Q22	1Q22
Profitability	EPS	$1.01	$0.95	$0.64
	Efficiency Ratio	52.97%	49.45%	54.79%
	ROAA	1.75%	1.67%	1.32%
	ROAE	16.40%	15.48%	11.59%
	ROATCE	19.82%	19.08%	13.76%
	Net Interest Margin[1]	4.69%	4.70%	3.93%
Balance Sheet	Net Loans ($000)	$1,617,275	$1,579,950	$1,413,238
	Total Deposits ($000)	$1,632,288	$1,512,889	$1,434,944
	Total Assets ($000)	$2,055,008	$1,925,751	$1,761,748
	ALLL / Gross Loans[2]	0.94%	0.88%	0.87%
	NCOs / Avg Loans	0.00%	0.00%	0.00%
	Total Equity/Tangible Assets non-GAAP	10.02%	10.35%	10.53%

1. Tax-Equivalent Yield.
2. Increase for 1Q23 is primarily attributable to adopting the Current Expected Credit Losses (CECL) methodology.

Performance metrics reflect strong risk management

		1Q23	4Q22	1Q22
Liquidity	Liquidity Coverage Ratio (LCR)[1]	118%	97%	125%
	Loan-to-Deposit Ratio	100%	105%	98%
	Core Deposit Ratio	70.80%	76.50%	77.84%
	FDIC Insured / Total Deposits[2]	69%	63%	40%
	Secured Line Available Balance	$436M	$365M	$411M
	Unsecured Line Available Balance	$129M	$104M	$104M
			($000's)	
Capital[2]	Tier 1 Capital	$278,227	$272,458	$240,529
	Worst-case stress results[3]	-$36,965	-$37,569	-$31,123
	CET1 Capital after worst-case stress	$241,262	$234,889	$209,406
	CET1 Ratio after worst-case stress	13.43%	13.33%	13.66%
	CET1 Ratio (regulatory minimum is 7%)	15.06%	14.98%	15.45%

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%.
2. Bank-level metric.
3. Worst-case stress for all earning assets, including loans, Available for Sale (AFS) and Held to Maturity (HTM) securities.

Prepared for a rising or flat interest rate environment and readying for a declining rate environment

- What we anticipate
  - Continued tapering to flat rates in 2023
  - Stable rates in 2024
  - Neutrality between 5% and 6%

- What we are preparing for
  - Balance sheet can accommodate modest rate declines
  - Readying the balance sheet to accommodate more significant rate declines in 12+ months

Liquidity is well-managed and strong

Quarterly liquidity monitoring results

Metric	1Q22	2Q22	3Q22	4Q22	1Q23
Liquidity Coverage Ratio (LCR)[1]	125%	185%	211%	97%	118%
High Quality Liquid Assets[2]	$222M	$242M	$277M	$204M	$290M
Secured line available balance	$411M	$410M	$448M	$365M [3]	$436M [3]
Unsecured line available balance	$104M	$104M	$104M	$104M	$129M
Total available funding sources	**$515M**	**$515M**	**$552M**	**$469M**	**$565M**

Highlights

- Active liquidity monitoring consistent with standards established by the Basel Committee on Banking Supervision
- Secondary funding sources alone represent 36% of total deposits and surpass the amount of total uninsured deposits

1. LCR = High-Quality Liquid Assets / Total net 30-day cash outflow amount. Target is > 100%
2. High Quality Liquid Assets include cash and due from other banks, federal funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance.
3. Net of borrowings outstanding of $100 million and $45 million as of 12/31/22 and 3/31/23, respectively.

Deposit mix remains sturdy

Deposit Mix ($MM)



$730
$414
$424
$64
Non-Interest Bearing (NIBs), excl. Avenu
DDAs
CDs & Time Deposits
Avenu NIBs

1. Average of the three months ending 3/31/23.

Highlights

- 70.7% Core deposit ratio[1]
- 30% of Deposits are Non-Interest-Bearing (NIB)
  - Avenu™ deposits represent 13% of NIBs
- Since January, approximately 7% of deposit balances have shifted from NIB to interest-bearing

We were the first bank headquartered in the Commonwealth of Virginia to offer excess FDIC deposit insurance through IntraFi (formerly Promontory Interfinancial Network

Deposit composition shifted due to rising rates

Deposit Composition as a percentage of total deposits


32%
36%
32%
38%
36%
26%
38%
36%
26%
40%
36%
23%
45%
30%
25%
1Q22
2Q22
3Q22
4Q22
1Q23
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

Highlights

Approximately 24% of total deposits have excess FDIC insurance through the CDARs or ICS programs offered by IntraFi, which is generally consistent quarter-by-quarter

Most of the deposit portfolio carries FDIC insurance

Deposits & FDIC Insurance[1]

Deposits	# of Accounts	Balance[1] ($000)	Average Balance ($000)	% of Total
FDIC Insured	149,559	$1,134,599	$8	69%
Not Insured	614	$504,388	$821	31%
TOTAL	**150,173**	**$1,638,987**	**$11**	**100%**

Highlights

- Nearly 70% of all deposits are fully insured by the FDIC
- Uninsured deposits are diversified
- 27% of uninsured deposits are with business customers that have consistent balance to fund operational needs

1. Per Call Report definition. Excludes settlement and non-post amounts.

Deposit costs are climbing as anticipated with rising rates

Effective Fed Funds Rate & Cost of Deposits



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Cost of Deposits
Effective Fed Funds Rate
4.83%
1.51%
12/21
01/22
02/22
03/22
04/22
05/22
06/22
07/22
08/22
09/22
10/22
11/22
12/22
01/23
02/23
03/23
04/23
05/23
06/23

Highlights

Deposit beta for Q1 was 51%, which is inline with our 12/31/2022 estimate

Earning asset stress test results only nominally impact capital

Stress test results by asset-type

Component	Outstanding ($000)	Stress Loss ($000)
Construction	$415,078	$4,779
Investor CRE	682,078	10,382
All Other Loans	541,060	14,140
HTM Securities	17,616	77
AFS Securities	63,209	7,664
Totals	**$1,719,041**	**$37,042**
	Current	Stress
CET1-RBC Ratio %	15%	13%
Well-Capitalized Threshold %		7.0%

Highlights

Current capital structure could sustain up to $145 million in losses and remain well-capitalized per CET-1 regulatory requirements

Earning asset stress test results consistent over five quarters

Earning assets stress test loss estimates[1]

Asset Type	1Q22	2Q22	3Q22	4Q22	1Q23
Investor CRE & Construction	$13,555	$14,439	$12,155	$14,825	$15,161
All Other Loans	13,970	13,571	12,891	14,198	14,140
AFS Securities	3,598	6,561	9,756	8,546	7,664
HTM Securities	-	10	402	159	77
Total Loss Estimate	$31,123	$34,581	$35,204	$37,728	$37,042

Highlights

Quarterly results are shown on this table, but earning assets are stress-tested monthly

1. "Investor CRE" uses a custom loan-level model for loss estimates. "All Other Loans" use a portfolio level loss rate model. "Securities" are the loss on sale of AFS and HTM portfolio (AOCI). The "Well Capitalized Loss Required" is the total loss required for bank to fall below the regulatory guidance for the Common Equity Tier-1 Risk Based Capital Ratio.

Loan yields continue to enhance interest income

Quarterly Net Interest Income & Net Interest Margin[1]



Net Interest Income ($000)
Net Interest Margin
$15,197
$16,121
$18,096
$20,596
$21,091
3.93%
3.95%
4.14%
4.70%
4.69%
1Q22
2Q22
3Q22
4Q22
1Q23

Components of Net Interest Income[1]



4.70%
0.48%
0.01%
-0.36%
-0.14%
4.69%
NIM (12/31/22)
Loan Income
Other Income
Retail & Wholesale Deposits
Other Expenses
NIM (3/31/23)

Loan portfolio mix by repricing opportunity



Fixed 33%
Floating - Term 2024+ 18%
Floating - Immediate[2] 49%

1. Tax-Equivalent Yield.
2. "Floating – Immediate" loans are loans that will reprice immediately or are term loans that have a reprice date before the end of 2023.

Loan portfolio dynamics are consistent

Average loan size[1] and legal lending limit by year


(000's)
Average Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$44,226
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,644
2017
2018
2019
2020
2021
2022
2023 YTD

1Q23 portfolio composition by loan type [2]


Res. Real Estate 24%
Construction 26%
C&I 5%
$1.6
Billion
Comm. Real Estate 45%

1. Average loan size excludes PPP & Consumer loans.
2. "Other Loans" account for less than 1% and are not represented on the chart.

Loan performance metrics are good

Allowance[1] & Non-Performing Assets



$11,697
0.05%
$12,500
0.00%
$12,982
0.00%
$12,994
0.00%
$14,114
0.00%
$16,613
0.00%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
ALLL
NPAs / Assets

Reconciliation of Loan volume 1Q23 LTM[2]



$1,426
$527
-$320
+15%
$1,633
Gross Loans 3/31/22
New Loans & Advances
Repayments
Gross Loans 3/31/23

Highlights

- 15% loan growth over trailing 12-months
- Zero non-performing assets
- Began using the Current Expected Credit Loss (CECL) methodology for allowance calculations in 2023

1. Beginning 1Q23, the Company adopted CECL and adjusted the allowance for credit losses to include off-balance sheet instruments. Prior to adoption, the incurred loss methodology was being utilized.
2. Gross Loans are net of unearned fees.

Allowance for Credit Losses (ACL) is reasonable

Allowance for Credit Losses reconciliation

	Balance ($000)	% Change	ALLL or ACL / Gross Loans
ALLL[1] (12/31/22)	$14,114	-	0.87%
CECL Model Adjustment	+ $2,205	+16%	
Loan Growth/Decay	+ $294	+2%	
ACL (3/31/23)	$16,613	+18%	0.94%

[1] Allowance for Loan Losses (ALLL)

Highlights

The Company adopted the Current Expected Credit Losses (CECL) Allowance for Credit Loss (ACL) model in 2023.

88% of the increase to the ACL during Q1 funded the CECL model requirements, including credit reserves for off-balance sheet unfunded commitments.

The remaining 12% funded the ACL to support continued loan growth.

Loan portfolio quality is good

Investor CRE as a % of total capital



%
367.9
370.6
366.1
370.1
377.5
372.12
148.3
136.2
138.2
137.5
137.4
140.78
219.6
234.4
227.9
232.6
240.1
231.34
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Investor CRE
Construction

Excellent cumulative credit performance

2004 - Present	Origination Balance Lifetime	Net Charge-Offs Lifetime	Lifetime NCO to Original Balance
Investor CRE[1]	$3.9 bil	$0	~0 bps
Other Commercial[2]	$1.7 bil	-$5 mil	~30 bps
Consumer & Other	$1.4 bil	-$2 mil	~14 bps
Total Loans	$7.0 bil	-$7 mil	~10 bps

1. Investor CRE includes Construction, Multi-Family, and Non-Owner Occupied CRE loans.
2. Other Commercial includes C&I and Owner Occupied CRE loans. Does not include renewals for C&I.

Capital stack is well structured

Component	Outstanding ($000)	Rate/Return	Percent of Capital Stack
Subordinated debt	$72,344	3.90%	24.61%
Preferred Stock	$27,263	7.50%	9.27%
Common Stock	$202,003[1]	17.71% [2]	68.72%
AOCI	-$7,664	-	-2.60%
TOTAL	**$293,946**		**100.00%**

[1] Includes the Allowance for Credit Losses
[2] 1Q23 Return on Total Common Equity (ROTCE)

Investor CRE office space is well-diversified

Current Balance of Office Portfolio[1]

Category ($ Millions)	Location				
	DC	MD	VA	Other	Total
Mixed Use	$7	$3	$3	-	**$13**
Office Building	$12	$4	$50	$1	**$67**
Medical	-	$20	-	-	**$20**
Under Construction	$31	$9	$12	-	**$52**
Total	**$50**	**$36**	**$65**	**$1**	**$152**
Weighted Average LTV	**46%**	**45%**	**60%**	**28%**	**50%**

80% of "Under Construction" balances will become owner-occupied upon completion or already have long-term leases in place.

50% of "Office Building" is slotted to be converted to residential.

The portfolio's loan-to-value is strong.

Only one office property ($1.7 million) is currently rated "watch" due to low occupancy. Remainder of portfolio is "acceptable" or better. All properties are current and performing.

1. As-of 3/31/23. Investor CRE includes call codes 1A1, 1A2, 1D, and 1E2.

Data shows continued improvement in home price appreciation

Home prices are falling in the West, while prices in the East are increasing.


Seattle
-7.5%
Portland
PACIFIC OCEAN
Sacramento
Salt Lake City
San Francisco
-10.3%
Las Vegas
San Jose
-10.5%
Los Angeles
San Diego
Phoenix
Denver
Kansas City, Mo.
Minneapolis
Chicago
Indianapolis
St. Louis
Dallas
Austin
Houston
New Orleans
CANADA
Detroit
Buffalo
+8.3%
Hartford
Boston
New York
Washington
Cincinnati
Virginia Beach
Atlanta
Jacksonville
Orlando
+9.3%
Miami
+12%
ATLANTIC OCEAN
MEXICO
Gulf of Mexico
Change in home prices from January 2022 to January 2023
6.9 - 12%
3.5 - 6.8%
0 - 3.4%
-5.5 - 0%
-5.6% - -7.9%
-8 - -10.5%

Source: Black Knight Home Price Index
Camille Bressange/THE WALL STREET JOURNAL

Highlights

- East coast cities seeing home price appreciation over last 12 months.
- Consistent with anecdotal market feedback

Timeframe and number of finished units is reasonable

Deliverable Units for finished SFR, Condos, and Townhome projects[1]

	# of finished units available by quarter[2]									
	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	After	Total
Single Family (SFR)	12	14	11	7	4	5	0	0	1	54
Pre-Sold SFR	3	7	1	2			2		1	16
Condo	111	90	18		11	21			21	272
Townhome	1							4		5
All	**127**	**111**	**30**	**9**	**15**	**26**	**2**	**4**	**23**	**347**

1. Loans are for construction (1A1 & 1A2) of Single Family Residential (SFR), Condos, and Townhomes.
2. Assumes finished unit availability is equal to loan maturity date.

Highlights

The housing market in the Washington, D.C. Metropolitan area remains very active for single family, townhouse and condominium units.

Anecdotal feedback runs the spectrum – in one case a buyer had an offer accepted with contingencies, in another bidding wars were still taking place.

The consensus is that home prices are still rising, but at a slower pace. And that pre-build purchase opportunities have slowed.

Assumptions for remainder of 2023

- The expense run rate will increase approximately 3-4% per month
- Increasing deposit costs are projected to lower NIM in Q2 by 25 – 30bp[1] but should remain stable thereafter through year-end
- Loan growth will be single-digit for the year
- Avenu™ will start ramping up performance during second half of 2023

[1] projection is from our interest rate simulation model assuming a flat-rate environment for remainder of 2023.

Avenu™ is currently profitable

Balance Sheet - Q1 2023	($000)
Computer software	$10,559
Other assets	$96
Total assets	**$10,655**
Non-interest-bearing deposits	$63,820
Interest-bearing deposits	$2,059
Total deposits	**$65,879**
Income Statement - Q1 2023	**($000)**
Service charge Income	$250
Income from deposits[1]	$710
Total income	**$960**
Employee compensation	$308
Other expenses	$410
Compliance expenses	$37
Total non-interest expense	**$755**
Net Income before Income Taxes	**$205**

Highlights

- Production site is functioning
- One client onboarding
- Two new clients signed contract to proceed
- Additional clients in the queue
- First client expected to launch in Q2 2023

1. Determined by funds transfer pricing of NIBs using the weighted average Effective Fed Funds Rate during 1Q23.

Avenu™ is nearing launch

The Team was focused on a Q1 launch, but one workaround would have been required for the launch to happen. A decision was made to delay and fix rather than set a suboptimal precedent.

Given the delay, the Team decided to move the sprint for debit card funding forward, which they determined could be done simultaneously with the above fix.

Both features are in full-sprint to meet the revised April 30th finish line. Our fintech partner will resume API integration for these final two initiatives once the sprints are complete.

Consistent balance sheet growth



May 2004
$12.5M Private Placement of Common Stock
'04
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
'05
December 2014
$12.8M Private Placement of Common Stock
'14
July 2016
Formed Holding Company / Began Trading on OTCQX
'16
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
'17
August 2018
$45M Private Placement of Common Stock
'18
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
'19
September 2020
$28.75M Depository Share Offering
'20
April 2021
$30M Sub-Debt Offering
'21
March 2022
$44M Sub-Debt Offering
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$2,055
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 Q1

Common stock continues to outperform the market



MainStreet Bank
Russell 2000
KBW Bank Index
Nasdaq Capital Markets
S&P 500
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-3%
-11%
-13%
-34%
-37%
03/31/2022
04/30/2022
05/31/2022
06/30/2022
07/31/2022
08/31/2022
09/30/2022
10/31/2022
11/30/2022
12/31/2022
01/31/2023
02/28/2023
03/31/2023

Highlights

- Far outpacing the KBW Bank Index, S&P 500, Nasdaq Capital Markets, and Russell 2000 over last twelve months.
- With current banking turmoil, MNSB is down 3% YoY
- The KBW Bank index is down 34% YoY

Graphic is the percentage change from March 31, 2022 to March 31, 2023.
Data is from Yahoo Finance.

Current price / tangible book value is a bargain



$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
Tangible Book Value
Market Value
Dividend
SVB Contagion Crisis
20.76
25.66
22.85
24.63
29.05
29.68
23.49
$19.26
$20.18
$20.49
$20.94
$20.61
$20.75
$20.94
$21.75
$22.22
Dividend $0.05
Dividend $0.05
Dividend $0.05
Dividend $0.10
Dividend $0.10
4/1/2021
5/1/2021
6/1/2021
7/1/2021
8/1/2021
9/1/2021
10/1/2021
11/1/2021
12/1/2021
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
1/1/2023
2/1/2023
3/1/2023
4/1/2023
5/1/2023
6/1/2023

Market data is from Yahoo Finance.

1. Change in market value between 3/31/2021 to 3/31/2023. Change in Tangible Book Value between 1Q23 and 1Q21.

Abbreviated financial information

	Year-End Financials					Quarter-End Financials					
In $000 unless otherwise noted	2018	2019	2020	2021	2022	Q1'23LTM	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23
Interest Income	43,836	58,813	62,072	64,199	83,845	95,143	17,348	18,813	21,913	25,772	28,645
Interest Expense	12,666	19,377	16,095	10,663	13,836	19,239	2,151	2,692	3,817	5,176	7,554
Net Interest Income	31,169	39,436	45,977	53,536	70,010	75,904	15,197	16,121	18,096	20,596	21,091
Noninterest Income	3,239	4,857	7,493	6,110	4,834	4,674	1,162	1,260	1,348	1,059	1,003
Realized Gains on Securities	0	5	0	6	4	4	0	4	0	0	0
Total Revenue	34,408	44,298	53,470	59,645	74,843	80,578	16,359	17,385	19,444	21,655	22,094
Noninterest Expense	19,979	25,376	30,300	32,865	39,057	41,796	8,963	9,494	9,892	10,707	11,703
Pre-Tax Pre-Provision Income (Non-GAAP)	14,429	18,922	23,170	26,782	35,787	38,782	7,396	7,891	9,552	10,948	10,391
Provision for Loan Losses	3,126	1,618	3,610	-1,175	2,398	1,881	800	480	0	1,118	283
Net Income before Taxes	11,303	17,304	19,560	27,956	33,389	36,901	6,596	7,411	9,552	9,830	10,108
Provision for Taxes	2,094	3,354	3,843	5,785	6,714	7,498	1,173	1,481	1,808	2,252	1,957
Net Income (GAAP)	9,209	13,950	15,717	22,171	26,674	29,403	5,423	5,930	7,744	7,578	8,151
Less: Realized Gains	0	-5	0	-6	-4	-4	0	-4	0	0	0
Plus: Tax Act Changes	0	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	0	-5	0	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	0	-4	0	-4	-3	-3	0	-3	0	0	0
Core Net Income (Non-GAAP)	9,209	13,946	15,717	22,167	26,671	29,400	5,423	5,927	7,744	7,578	8,151
Average Assets	949,044	1,173,088	1,498,188	1,685,140	1,744,029	1,799,383	1,662,821	1,710,088	1,802,477	1,799,294	1,885,671
Average Equity	88,708	129,281	149,160	179,123	190,839	193,801	189,709	188,902	190,439	194,260	201,603
Average Tangible Common Equity	88,708	129,281	141,189	151,327	158,105	159,357	159,474	157,127	156,985	158,855	164,462

Abbreviated financial information - continued

In $000 unless otherwise noted	Year-End Financials 2018	2019	2020	2021	2022	Q1'23LTM	Quarter-End Financials Q1'22	Q1'22	Q3'22	Q4'22	Q1'23
Performance Metrics (%)											
ROAA	0.97	1.19	1.05	1.32	1.53	1.63	1.32	1.39	1.70	1.67	1.75
ROAE	10.38	10.79	10.54	12.38	13.98	15.17	11.59	12.59	16.13	15.48	16.40
ROATCE	10.38	10.79	11.13	13.18	16.87	18.45	13.79	15.13	19.56	19.08	19.82
Core ROAA (Non-GAAP)	0.97	1.19	1.05	1.32	1.53	1.63	1.32	1.39	1.90	1.67	1.75
Core ROAE (Non-GAAP)	10.38	10.79	10.54	12.38	13.98	15.17	11.59	12.59	16.12	15.60	16.40
Core ROATCE (Non-GAAP)	10.38	10.79	11.13	13.18	16.87	18.45	13.79	15.13	19.55	19.08	19.82
Net Interest Margin (%)	3.41	3.50	3.21	3.33	4.18	4.36	3.91	3.93	4.12	4.69	4.68
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.43	3.52	3.23	3.35	4.19	4.37	3.93	3.95	4.14	4.70	4.69
Common Equity	121,251	137,034	140,402	161,525	171,019	177,725	161,533	161,141	162,738	171,019	177,725
Less: Total Intangible Assets	0	0	0	2,493	9,149	10,559	3,906	4,956	7,258	9,149	10,559
Tangible Common Equity (Non-GAAP)	121,251	137,034	140,402	159,032	161,870	167,166	157,627	156,185	155,480	161,870	167,166
Total Assets	1,100,613	1,277,358	1,643,165	1,647,402	1,925,751	2,056,494	1,761,748	1,793,379	1,860,115	1,925,751	2,055,008
Less: Total Intangible Assets	0	0	0	2,493	9,149	10,559	3,906	4,956	7,258	9,149	10,559
Intangible Assets (Non-GAAP)	1,100,613	1,277,358	1,643,165	1,644,909	1,916,602	2,045,935	1,757,842	1,788,423	1,852,857	1,916,602	2,044,449
Total Equity / Tangible Assets (%) (Non-GAAP)	11.02	10.73	10.20	11.46	10.35	10.02	10.74	10.53	10.25	10.35	10.02
Common Shares Outstanding (actual)	8,177,978	8,260,259	7,443,842	7,595,781	7,442,743	7,524,277	7,648,973	7,526,463	7,425,432	7,442,743	7,524,277
Tangible Book Value per Common Share ($) (Non-GAAP)	14.83	16.59	18.86	20.94	21.75	22.22	20.61	20.75	20.94	21.75	22.22

MainStreet Bancshares, Inc.
1Q 2023